Exhibit 99.2

ANCHOR BANCORP WISCONSIN INC

ANCHOR BANCORP WISCONSIN INC

First Quarter 2015 Earnings Presentation

This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of Anchor BanCorp Wisconsin, Inc. (“Anchor” or the “Company”) by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of Anchor or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.
Market and other statistical data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Anchor has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.
From time to time, Anchor may make forward-looking statements that reflect the Company’s views with respect to, among other things, future events and financial performance. Words such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-
looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, and unless otherwise required by law, the Company does not undertake any obligation to update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.
This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.
Cautionary Statement Regarding Forward-Looking
Information and Non-GAAP Financial Information

Continuing the Recovery & Executing Our
Business Plan
Continue Credit Improvement
Execute Business Development
Strategies
Improve Efficiency
Potential Future Value of the DTA¹
Normalize Excess Capital
Building
Shareholder
Value
1) “DTA” refers to Anchor’s deferred tax asset.

2015 First Quarter Highlights
Asset Quality
Net Interest
Income
Non-Interest
Expense
Non-Interest
Income
Capital
•
Capital remains strong with  Common Equity Tier 1 ratio of 15.84%
•
Successful public offering completed in October 2014
•
Market capitalization as of March 31, 2015 of $334 million
•
Non-interest expense lower Q-O-MRQ by $3.6 million or a reduction of 14.8%
•
Announced efficiency initiatives designed to lower non-interest expense –
anticipating one-time charge in Q2 2015 associated with initiatives
•
Non-interest income exclusive of the Capitol Square building and Richland Center branch sales higher Q-O-MRQ by $2.2 million or an increase of 33.2%
•
Gain on sale of loans and loan fees up Q-O-MRQ  by $1.5 million or 177.9%
•
Deposit Service Fees higher Q-O-Q1 2014 by $0.1 million or an increase of 4.5%
•
Net interest income of $17.1 million during Q1 2015
•
Funded/renewed $111 million of loans during Q1 2015
•
Cost of funds low and stable at 0.23%
•
NPLs down $10.0 million during Q1 2015, or a decline of 28.7%
•
OREO down $4.9 million during Q1 2015, or a decline of 13.7%
•
De-provision of $1.4 million in Q1 2015

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.35%
2.66%
$348
$314
$273
$251
$236
$203
$175
$163
$132
$102
$98
$85
$71
$56
OREO
TDRs
Nonaccrual loans
NPA / total assets
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

$ in Millions
$90
$80
$70
$60
$50
$40
$30
$20
$84.3
$68.2
$65.9
$63.5
$62.1
$56.2
$46.7
$35.5
$30.6
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015

ANCHOR BANCORP WISCONSIN INC

Continued Improving Asset Quality
Proactively managing asset quality
Non-performing Asset Levels ($mm)
1) Non-performing loans and assets exclude troubled debt restructurings that are now accruing.
Source: Anchor SEC filings.
Credit Quality Overview
($000s) As of
12/31/2013 12/31/2014 3/31/2015
Nonaccrual loans $39,151 $18,632 $13,248
Troubled debt restructurings¹ 29,346 16,483 11,806
OREO 63,460 35,491 30,632
Total nonperforming assets $131,957 $70,606 $55,686
NPLs / Gross Loans 4.22% 2.22% 1.60%
NPAs / Total Assets 6.25 3.39 2.66
ALLL / Gross Loans 4.02 2.97 3.00
ALLL / NPLs 95.16 133.95 187.74
REO Net Balance by Quarter

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Anchor Peers[1]
Anchor
0.83%
0.42%
0.51%
0.72%
3.01%
4.64%
5.58%
5.70%
4.60%
4.56%
4.45%
4.34%
4.05%
3.41%
3.16%
3.02%
2.99%
3.02%
1.28%
1.25%
1.20%
1.18%
1.21%
1.65%
1.87%
1.78%
1.78%
1.69%
1.69%
1.60%
1.62%
1.62%
1.58%
1.46%
1.46%
1.46%
2004
2005
2006
2007
2008
2009
2010
2011
2012
'13 Q1
'13 Q2
'13 Q3
'13 Q4
'14 Q1
'14Q2
'14Q3
'14Q4
'15Q1

ANCHOR BANCORP WISCONSIN INC

Maintaining Appropriate Loan Loss Reserves
Allowance to Total Loans Held-for-Investment
Anchor has built an allowance sufficient to cover potential credit losses
The ALLL to total NPLs was 187.74% at March 31, 2015, an increase from 95.16% at December 31, 2013
1) Anchor peer group represents all Wisconsin banks and thrifts with total assets greater than $500 million as of March 31, 2015.
Note: Anchor data reflects the consolidated entity.
Source: SNL Financial and Anchor SEC filings.

3.89%
3.77%
3.68%
3.64%
3.63%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

3.66%
3.55%
3.47%
3.43%
3.42%
$18.3
$17.9
$17.6
$17.5
$17.1
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

0.25%
0.23%
0.22%
0.22%
0.23%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

ANCHOR BANCORP WISCONSIN INC

7 Net Interest Income Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin $ in Millions

Total Non-

$5.9
$7.6
$8.0
$9.0
$8.8
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

$0.8
$0.9
$1.1
$0.8
$2.3
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

$2.3
$2.5
$2.6
$2.6
$2.4
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

Other Non-interest Income[1]

$2.8
$4.2
$4.3
$5.6
$4.1
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

ANCHOR BANCORP WISCONSIN INC

Non-Interest Income
1 Other Non-interest Income includes investment and insurance commissions, gains/losses on sale of investment securities, other than temporary impairment of investment securities, gains/losses on sale of OREO, and other miscellaneous items
$ in Millions
interest Income
Gain on Sale of Loans and Loan Fees
Q4 2014 includes gains on
sales of the Capitol Square
building and Richland
Center branch
Deposit Service Fees

Non-Interest Expense
$1.2
$2.3
$3.0
$3.3
$0.2
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
OREO Expense, net
$ in Millions
1 Other Non-interest Expense includes occupancy, FDIC insurance, furniture and equipment, data processing, marketing, MSR impairment/recovery, provision for unfunded commitments, and other miscellaneous items
$22.3
$21.9
$22.9
$24.6
$21.0
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Total Non-interest Expense
$11.2
$10.7
$10.9
$11.5
$11.8
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Compensation and Benefits
$9.9
$8.9
$9.0
$9.8
$9.0
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Other Non-interest Expense 1

Summary of Recent Initiatives
Branch Sales
Branch
Consolidations
Compensation &
Benefits
Occupancy
Universal
Banker Branch
Staffing Model
• 2015 Q1 – announced sale of the Viroqua branch to Royal Bank of Elroy, anticipated to settle in May 2015
• 2015 Q2 – announced sale of the Winneconne branch to Premier Community
Bank, anticipated to settle in August 2015
• 2015 Q2 – announced consolidation of 6 branches in the Wisconsin communities of Appleton, Menasha, Oshkosh, Janesville, Franklin, and Madison, all with other branches within 5 miles.
• Expanding Appleton Commercial facility for Retail Bank business
• 2015 Q2 – Creating a new Universal Banker Branch staffing model – the majority of staff will be able to open new accounts and perform most branch transactions for customers improving branch efficiency and providing customers with strong customer service
• 2015 Q2 – Offering Voluntary Separation Plan packages to approximately 140 eligible employees providing a variety of benefits including additional compensation, subsidized COBRA health benefits, and optional job placement services
• 2014 Q4 – completed sale of Capitol Square Madison Headquarters facility
• 2015  Q1 - completed purchase of new City View Madison Support Center which will consolidate various operational teams

C&I
1.13%
Other consumer
14.10%
Education
6.61%
Single-family residential
34.27%
Land and construction
7.62%
CRE
18.02%
Multi-family
18.25%

Retail CDs
21.49%
Non-interest bearing
Demand
15.97%
Other
1.12%
Savings
17.89%
Money market

100%
80%
60%
40%
20%
0%
2011
2012
2013
2014

100%
80%
60%
40%
20%
0%
2011
2012
2013
2014

Loan and Deposit Overview
Loan Composition Deposit Composition
1) For the three months ended March 31, 2015. Cost represents the cost of interest-bearing deposits only.
Gross Loans
at 3/31/15 = $1.6bn
Yield¹ = 4.25%
Deposits
at 3/31/15 = $1.8bn
Cost¹ = 0.22%
Single-family residential Multi-family CRE
Land and construction Education Other consumer
C&I
Jumbo CDs
Retail CDs Jumbo CDs Money market Non-interest bearing Savings Demand Other
Note: Loan and deposit data as of March 31 for years 2011 – 2012 and as of December 31 for 2013 - 2014.

Reconciliation of Non-GAAP Measures
Non-GAAP Financial Measures¹
1) Tangible common equity to tangible assets (the “tangible common equity ratio”) is a non-GAAP financial measure. The Company calculates the tangible common equity ratio by excluding the balance of preferred equity, goodwill and other intangible assets from common shareholders’ equity and assets. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios. This disclosure should not be viewed as a substitute for results determined to be in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures presented by other companies.
($000s) 12/31/2013 03/31/2014 06/30/2014 09/30/2014 12/31/2014 03/31/2015
Total GAAP Equity 202,198 $   206,708 $   211,507 $   214,709 $   227,663 $   236,856 $
Less: Preferred Equity - - - - - -
Less: Goodwill and Other Intangibles - - - - - -
Tangible Common Equity 202,198 $   206,708 $   211,507 $   214,709 $   227,663 $   236,856 $
Total GAAP Assets 2,112,474 $ 2,109,824 $ 2,121,249 $ 2,106,521 $ 2,082,379 $ 2,094,161 $
Less: Goodwill and Other Intangibles - - - - - -
Tangible Assets 2,112,474 $ 2,109,824 $ 2,121,249 $ 2,106,521 $ 2,082,379 $ 2,094,161 $
Tang. Common Equity / Tang. Assets 9.57% 9.80% 9.97% 10.19% 10.93% 11.31%
As of